INTANGIBLE ASSETS, NET - Estimated future amortization expense (Details)	Jul. 31, 2019 USD ($)
Estimated future amortization expense
2020	$ 31,228
2021	31,228
2022	31,228
2023	31,228
2024	31,228
Thereafter	272,619
Total	$ 428,759